Note 4 - Capital Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2016
Notes Tables
Schedule of Future Minimum Lease Payments for Capital Leases [Table Text Block]
(in thousands)	Amount
Year ending December 31,
2017	$46
2018	34
2019	2
Total minimum lease payments	82
Less amounts representing interest	(11)
Capital lease obligations, net of interest	71
Less current maturities of capital lease obligations	(40)
Long-term capital lease obligations	$31